                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Covalent Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                             COVALENT GROUP, INC.
                   ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                               1275 DRUMMERS LANE
                                WAYNE, PA  19087

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1997

To the Stockholders of
Covalent Group, Inc.

The Annual Meeting of Stockholders (the "Meeting") of Covalent Group, Inc. (the "Company") will be held at the Marriott Hotel, 888 Chesterbrook Boulevard, Wayne, PA 19087 on September 16, 1997 at 10:00 a.m. for the following purposes:

     1. To elect four directors for the ensuing year;
     2. To approve the selection of Arthur Andersen LLP, as the Company's independent public accountants beginning on January 1, 1998;
     3. To transact any other business as may properly be brought before the Meeting.

Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

The Board of Directors has fixed the close of business on July 31, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for the resolutions to be proposed at the Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 is enclosed herewith.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                               By order of the Board of Directors

                               /s/ David Weitz
                               -----------------------
                               David Weitz, Secretary

August 15, 1997
Wayne, Pennsylvania

                              COVALENT GROUP, INC.
                   ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                               1275 DRUMMERS LANE
                                WAYNE, PA  19087
                            ________________________
                                PROXY STATEMENT
                                ---------------

Proxies, in the form enclosed with this Proxy Statement, are solicited by the Board of Directors of Covalent Group, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Meeting") to be held on September 16, 1997 at 10:00 a.m. at the Marriott Hotel, 888 Chesterbrook Boulevard, Wayne, Pennsylvania 19087 and any adjournments or postponements thereof.

Stockholders of record as of the close of business on July 31, 1997 (the "Record Date") will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, 11,675,914 shares of Common Stock of the Company were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date with the secretary of the Company.

Shares represented by properly executed proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1-Election of Directors" and for the approval of accountants identified below under "Proposal No. 2-Appointment of Accountants." The persons named as proxies are either officers or directors of the Company.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of Directors. For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock
voted, in person or by proxy, at the Meeting is required.   If any other matter
should be presented at the Meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

This Proxy Statement and the accompanying materials were first sent to the stockholders on August 15, 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 1997 certain information with regard to beneficial ownership of outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director and executive officer individually, and (iii) all executive officers and directors of the Company as a group:

NAME AND ADDRESS OF                             PERCENTAGE OF
BENEFICIAL OWNER (1)            SHARES           OUTSTANDING
-------------------------  ---------------     --------------
Bruce LaMont                   6,070,500            51.99%
853 Appaloosa Drive
Collegeville, PA  19426

William N. Levy                1,045,239 (2)         8.87%
Suite 309, Plaza 1000
Voorhees, NJ  08043

David Weitz                      211,000 (3)         1.81%
704 Delaware Avenue
Lansdale, PA  19446

Kenneth M. Borow, M.D.            78,900 (4)            *
407 Wyntre Lea Drive
Bryn Mawr, PA  19010

John J. Whittle                   20,558 (5)            *
960 James Street
Syracuse, NY  13201

William K. Robinson               20,000 (6)            *
1501 Wilson Lane
West Chester, PA  19380

Ivan Rubin                             0 (7)            *
29 East 64th Street
New York, NY  10021

All Executive Officers         6,400,957 (8)        53.49%
and Directors as
a Group (six persons)

*  Less than 1% of the outstanding Common Stock.

(1) Unless otherwise noted, the Company believes that all persons have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Mr. Levy owns 740,525 shares in his name and beneficially owns 200,000 shares that are in his wife's name, Marlene L. Levy. Also includes 104,714 shares of Common Stock underlying vested stock options.
(3)  Includes 210,000 shares of Common Stock underlying vested stock options.
(4)  Includes 50,000 shares of Common Stock underlying vested stock options.
(5)  Includes 10,000 shares of Common Stock underlying vested stock options.
(6)  Includes 20,000 shares of Common Stock underlying vested stock options.
(7) Mr. Rubin received an option to purchase 10,000 shares of Common Stock upon becoming a director on August 13, 1997. The option is presently not vested.
(8)  Includes 290,000 shares of Common Stock underlying vested stock options.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Four directors are to be elected at the Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified. Each of the nominees named below is presently a member of the Board of Directors. Mr. Rubin was appointed to the Board of Directors on August 13,
1997 in order to fill a vacancy.   In case any of the nominees should become
unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.

NAME                   AGE  SINCE                 PRINCIPAL OCCUPATION
---------------------  ---  -----  ----------------------------------------------

Bruce LaMont            45   1995  President, Chief Executive Officer, Director

John J. Whittle         61   1996  Chairman, President and Chief Executive Officer
                                   of Farmers & Traders Life Insurance Company

William K. Robinson     58   1996  Chief Financial Officer, Director

Ivan Rubin              58   1997  Consultant

BRUCE LAMONT,   President, Chief Executive Officer and Director of the Company.
In 1993, Mr. LaMont founded Covalent Research Alliance Corp. He has over 15 years experience in the pharmaceutical industry. From 1980 to 1993, Mr. LaMont worked at Merck Research Laboratories, where he was the Medical Program Liason of the Marketing and Clinical Development of Merck Human Health Division, where he designed, coordinated and managed clinical trials for NDA submission. He also coordinated projects with marketing, promotion, advertising, legal, manufacturing and regulatory departments to ensure proper achievement of study objectives and implemented clinical development database providing a liaison capacity between marketing and clinical research and development. Mr. LaMont received an Executive MBA and a Masters in Pharmaceutics from Temple University and also holds a B.S. in Biology from Villanova University. In addition, Mr. LaMont has extensive research experience in Gastroenterology, Drug Metabolism, Neurosurgery, Obstetrics and Gynecology. He has held research positions at both the University of Pennsylvania and the Medical College of Pennsylvania.

JOHN J. WHITTLE, Director. Mr. Whittle is Chairman, President, and Chief Executive Officer of Farmers & Traders Life Insurance Company located in Syracuse, New York. Prior to joining Farmers & Traders in 1989, he held senior management positions with Mutual of New York and served on the Boards of several of their subsidiaries. Mr. Whittle received a Masters in Management from The American College and also holds a B.S. in Insurance from Pennsylvania State University. He is a Chartered Life Underwriter (CLU).

WILLIAM K. ROBINSON, Chief Financial Officer and Director, joined the Company in June 1996. He has over 25 years of diverse healthcare management experience, both domestic and international, in large corporate and emerging company operations. From 1994 to June 1996 he was Vice President of Finance for Scott Specialty Gases, Inc., a manufacturer of calibration and medical gases. He was President and Chief Executive Officer of Tektagen, Inc., a biopharmaceutical testing laboratory from 1991 to 1994. Previously, he was employed by SmithKline Beckman for 17 years, where he held the top financial positions in the U.S. Pharmaceuticals, Clinical Laboratories and Animal Health Divisions.

IVAN RUBIN, Director. Mr. Rubin is President of Beta Associates, a health information consulting firm. From 1994 to April 1996, Mr. Rubin was a principal of Corporate Outsourcing Group, a health information consulting firm. From September 1993 to April 1994, Mr. Rubin was an independent business consultant. Prior thereto, Mr.

Rubin held various positions at Merck & Co., the last being Vice President, Business Planning, Development and Research. Mr. Rubin holds a B.A. from the University of Buffalo and an M.B.A. from Hofstra University.

COMMITTEES OF THE BOARD
-----------------------

The Company's Board of Director has a Compensation Committee and an Audit Committee.

The Compensation Committee reviews and approves salaries for corporate officers and reviews and approves the Company's stock option plans and grants thereunder. The Compensation Committee, composed of an outside director, John J. Whittle and William K. Robinson, Chief Financial Officer and director, did not meet during 1996 but met on February 25, 1997 to review and establish the compensation of the Chief Executive Officer of the Company.

The Board established an Audit Committee at its meeting held on May 6, 1997.
The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. The Audit Committee is composed of outside directors, John J. Whittle and Ivan Rubin. Representatives of the independent audit firm, Baratz & Associates, P.A., met with Mr. Whittle and Mr. Rubin on August 13, 1997 and reviewed their examination of the Company's financial statements for the year ending December 31, 1996.

The Company had three meetings of the Board of Directors during 1996. There was no incumbent who, during the last full fiscal year, attended in person or by phone fewer than 75% of said meetings.

DIRECTORS' REMUNERATION
-----------------------

Directors receive no cash compensation for service as directors. Non-employee directors receive an initial option grant to purchase 10,000 shares of Common Stock upon becoming a director and an annual option grant on the date of the Company's annual meeting to purchase 10,000 shares of Common Stock. Both initial and annual options are exercisable after 12 months of continuous service as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE
                         OF NOMINEES IN PROPOSAL NO. 1

EXECUTIVE OFFICERS
------------------

Executive officers serve at the discretion of the Board of Directors and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:

NAME                      AGE             POSITION(S) HELD WITH COMPANY
------------------------  ---  ---------------------------------------------------

Bruce LaMont               45  President, Chief Executive Officer, Director

Kenneth M. Borow, M.D.     49  Vice President of Operations, Chief Medical Officer

David Weitz                47  Secretary, Treasurer, Chief Information Officer

William K. Robinson        58  Chief Financial Officer, Director


KENNETH M. BOROW, M.D., Vice President of Operations and Chief Medical Officer joined the Company in January 1997. For the previous four years, Dr. Borow was Senior Director, Medical Research Associates Department, Merck Research Laboratories where he directed clinical research operations for 163 different protocols, and developed a Merck-based contract group consisting of field monitors, data coordinators and statisticians. Previously, he was a Professor of Medicine and Pediatrics at the University of Chicago, and originator of a worldwide clinical research program in cardiac function which included investigative sites in the United States, United Kingdom, Norway, Israel and South Africa. Dr. Borow graduated from the Temple Medical School in 1974. Dr. Borow is a Harvard-trained Internist, Pediatrician, Adult Cardiologist and Pediatric Cardiologist.

DAVID WEITZ, Secretary and Treasurer of the Company. In January 1995, Mr. Weitz was appointed Chief Information Officer of Covalent Research Alliance Corp. He is responsible for planning, implementation, and use of Information Technologies. For the previous 12 years he was employed by Merck Research Laboratories as Manager of Technical Support and Training where he was responsible for planning, implementing and operating a computer technical support program and computer application training program for all divisional employees located at three geographical locations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and other information gathered by the Company, the Company believes that, during the preceding year, the executive officers and directors then subject to Section 16(a) complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the aggregate compensation paid by the Company to its chief executive officer for services rendered during the fiscal year ended December 31, 1996. There were no officers in the Company who received more than $100,000, for services rendered during the fiscal year ending December 31, 1996, except its chief executive officer. There were no bonuses declared or other short or long-term compensation.

                           SUMMARY COMPENSATION TABLE

                      ANNUAL COMPENSATION

  NAME AND PRINCIPAL     FISCAL                         OTHER ANNUAL
       POSITION           YEAR      SALARY     BONUS    COMPENSATION
 -------------------     ------     ------     -----    ------------
Bruce LaMont,             1996      $210,000     $0            $0
President of the          1995      $240,000     $0            $0
Company and its           1994/1/
subsidiary, Covalent
Research Alliance
Corporation

/1/ Began employment with the Company in February 1995.

All executive officers of the Company are full-time employees of the Company. There are no written employment agreements.

                  PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

Subject to stockholder ratification, the Board of Directors intends to appoint the firm of Arthur Andersen, LLP as its independent auditors beginning on January 1, 1998 to make an examination of the accounts of the Company for the year ending December 31, 1997.

One or more members of the Company's current independent audit firm, Baratz & Associates, P.A., are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING
---------------------------------------------

Any stockholder proposal intended to be presented at the Company's 1998 annual meeting of stockholders must be received by the Company at its office in Wayne, Pennsylvania on or before April 17, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

EXPENSES OF SOLICITATION
------------------------

The cost of preparing, assembling, mailing and soliciting the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS
-------------

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.
In voting by proxy in regard to the election of four Directors to serve until the 1998 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed then the shares represented by the proxy will be voted FOR the election of all directors, and FOR the proposal to ratify the appointment of independent accountants.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                           COVALENT GROUP, INC.


                                           By:/s/ David Weitz
                                              -------------------------------
                                                David Weitz
                                                Secretary

                             COVALENT GROUP, INC.

          Proxy for Annual Meeting of Stockholders September 16, 1997


The undersigned hereby appoints Bruce LaMont and John Whittle or either of them with full power to act alone as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of Covalent Group, Inc. (the "Company") held of record by the undersigned on July 31, 1997, at the Annual Meeting of Stockholders to be held on September 16, 1997 or any adjournment thereof.

                        (To be Signed on Reverse Side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                             COVALENT GROUP, INC.

                              September 16, 1997


A  [X] Please mark your
       votes as in this
       example

                Please Detach and mail in the Envelope Provided
--------------------------------------------------------------------------------
                             WITHHOLD
                         AUTHORITY to vote
                         for all Nominees
                   FOR     listed below

1.  ELECTION       [_]         [_]           Nominees: Bruce LaMont
    OF                                                 William K. Robinson
    DIRECTORS                                          John J. Whittle
                                                       Ivan Rubin



                                  FOR   AGAINST   ABSTAIN

2.  Proposal to ratify the        [_]      [_]      [_]
    selection of Arthur
    Andersen  LLP to serve as
    the Company's Independent
    accountants beginning in
    1998.

 3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. YOUR PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, YOUR PROXY WILL BE VOTED FOR THE FOUR NOMINEES FOR ELECTION AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


SIGNATURES
           ----------------------------------
           (Signature of Stockholder)


---------------------------------------------
          (Signature of Stockholder)

DATE
    ---------------------

Note: Please sign exactly as your name or names appears on stock certificate (as indicated thereon).